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                                                                    EXHIBIT 23.2

The Board of Directors
BancorpSouth, Inc.:

We consent to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-3 (Registration No. 333-72712).


                                    /s/ Waller Lansden Dortch & Davis,
                                        A Professional Limited Liability Company


November 13, 2001